UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2011

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 26, 2011, the Michigan Public Service Commission (MPSC) approved a partial settlement agreement in Consumers Energy Company’s (Consumers Energy) gas rate case, increasing natural gas rates by approximately $31.4 million annually. (MPSC Case No. U 16418). The settlement was based upon the non-precedential resolution of various issues, including a 10.5% rate of return on common equity.

Among other things, the settlement agreement provides that (1) Consumers Energy shall conduct a study and implement economic measures that will reduce the level of lost and unaccounted for gas, including storage losses and file a copy of that study in its next rate case, (2) in its next general gas rate case filing, Consumers Energy shall file a cost of service study for use in developing cost allocation factors that utilizes an historical peak day approach, (3) the gas-in-kind percentage for end-user transportation customers will remain at 1.83%, (4) Consumers Energy should modify its existing Gas Customer Choice program to provide additional flexibility to adjust required daily deliveries, (5) under Consumers Energy’s Customer Attachment Program the carrying cost rate is 11.36%, and the discount rate is 8.06%, reflecting a return on equity of 10.50%, (6) Consumers Energy shall set aside $500,000 in a trust to be used for worker training, and (7) accounting authorizations related to the regulatory treatment for asbestos abatement and cut, cap, and purge of distribution pipe are granted.

Remaining issues are to be decided by the MPSC based on the record and include (1) Consumers Energy’s advanced metering infrastructure program, (2) statutory authority for approving contributions to the low-income and energy efficiency fund, and (3) Consumers Energy’s decoupling mechanism.

The rates authorized by the order will go into effect May 27, 2011. For more information and to obtain a copy of the orders please visit the MPSC’s website at: http://efile.mpsc.state.mi.us/efile/viewcase.php?casenum=16418.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2010 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter Ended March 31, 2011. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: May 31, 2011	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: May 31, 2011	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer